Exhibit 35.3

PHH Mortgage

[PHH logo]

1 Mortgage Way

Mount Laurel, NJ 08054

FORM 1123 CERTIFICATION

I, Martin L. Foster, the undersigned, an authorized officer of PHH Mortgage Corporation (the “Servicer”), do certify the following for the calendar year ended December 31 2013:

1. A review of the Servicer’s activities during the reporting period and of its performance under the servicing agreement[s] listed on Schedule 1 hereto (the “Agreement[s]”) has been made under such officer’s supervision.

2. To the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement[s] in all material respects throughout the reporting period. I note that Schedule 2 hereto discloses an instance of the Servicer’s failure to fulfill an obligation under the Agreement[s], which was confirmed after the end of the calendar year ended December 31, 2013, specifying such failure and the nature and status thereof. I further note that the Servicer does not believe this failure to fulfill an obligation is material.

Certified by: PHH Mortgage Corporation

By:	/s/ Martin L. Foster
Name:	Martin L. Foster
Title:	Senior Vice President

SCHEDULE 1

[List of applicable contracts]

Wells Fargo Bank NA

PHH Investor Number	PHH Category	Deal Name/Agreement Name
100	001	FNMA 2005-W1
101	001	JPMMT 2004-A2
102	001	BSABS 2004-AC2
106	001	FNGT 2004-T3
107	001	MLCC 2004-B
108	001	MSM 2004-3
109	001	FNMA 2004-W9
110	001	MLCC 2004-C
111	001	JPMMT 2004-A3
113	001	MSM 2004-5AR
114	001	BSALTA 2004-6
115	001	JPMMT 2004-A4
116	001	MSM 2004-6AR
117	001	MLCC 2004-HB1
118	001	BSABS 2004-AC4
119	001	FNMA 2004-W12
120	001	SAIL 2004-7
121	001	PNC 07-2004
122	001	BAYVIEW 2004-C
124	001	MSM 2004-4
125	001	MSM 2004-7AR
127	001	MLCC 2004-D
128	001	BSABS 2004-AC5
128	002	BSABS 2004-AC6
128	003	BSABS 2005-AC1
128	004	BSALTA 2005-2
128	005	BSABS 2005-AC2
128	006	BSABS 2005-AC3
128	007	BSABS 2005-AC4
128	008	BSABS 2005-AC5
128	009	BSABS 2005-AC6
128	010	BSABS 2005-AC7
128	011	BSABS 2005-AC8
128	012	BSABS 2005-AC9
128	015	BSABS 2007-SD3
129	001	MSM 2004-8AR
132	001	MLCC 2004-E
135	001	JPMMT 2004-A5
136	001	MSM 2004-9
137	001	MSM 2004-10AR

PHH Investor Number	PHH Category	Deal Name/Agreement Name
140	001	JPMMT 2004-A6
141	001	JPMMT 2004-S2
143	001	BAYVIEW 2004-D
144	001	BART 2004-10
145	001	BSALTA 2004-12
146	001	BART 2004-12
147	001	MLCC 2004-1
148	001	MLCC 2004-F
149	001	HARBOR 2004-10
151	001	MLMI 2003-A4
153	001	MLC 2003-D
154	001	MLCC 2003-E
155	001	BSABS 2003-AC4
160	001	MLM 2003-A05
161	001	BSARM 2003-6
162	001	MLC 2003-F
164	001	BART 2003-7
166	001	JPMMT 2003-A1
167	001	MLCC 2004-G
168	001	MLC 2003-G
169	001	BSABS 2003-AC6
170	001	BSARM 2003-8
171	001	JPMMT 2003-A2
173	001	BSABS 2003-AC7
174	001	MLCC 2003-H
179	001	SEQUOIA 2004-01
179	002	SEQUOIA 2004-02
179	003	SEQUOIA 2004-03
179	004	SEQUOIA 2004-04
179	005	SEQUOIA 2004-05
179	006	SEQUOIA 2004-06
179	007	SEQUOIA 2004-07
179	008	SEQUOIA 2004-08
179	009	SEQUOIA 2004-09
179	010	SEQUOIA 2004-10
179	011	SEQUOIA 2004-11
179	012	SEQUOIA 2004-12
179	013	SEQUOIA 2005-01
179	014	SEQUOIA 2005-02
179	015	SEQUOIA 2005-03
179	016	SEQUOIA 2005-04
179	017	Sequoia 2007-1
179	018	SEMT 2007-2
179	019	SEMT 2007-3

PHH Investor Number	PHH Category	Deal Name/Agreement Name
179	020	SEMT 2007-4
180	001	PRIME 2004-CL1
181	001	MLMI 2004-A1
182	001	BSARM 2004-1
183	001	JPMMT 2004-A1
186	001	FNGT 2004-T1
187	001	BSABS 2004-AC1
189	001	CFSB 2004-1
190	001	MSM 2004-2AR
191	001	FNGT 2004-T2
192	All	PHHAM 2007-2
194	001	NORTH FORK BANK
195	001	MLCC 2004-A
196	001	PRIME 2004-CL2
198	001	FNMA 2004-W11
199	001	BSALTA 2004-3
200	001	MSM 2004-11R
205	All	PHH 2007-SL1
206	001	JPMMT 2005-A1
207	001	JPMMT 2005-S1
208	001	WACHOVIA INV
215	001	MLCC 2005-A
217	001	JPMMT 2005-A2
218	001	MSM 2005-2AR
219	001	BALTA 2005-4
224	001	MLCC 2005-1
226	001	BSALTA 2005-5
229	001	JPMMT 2005-A3
234	001	MLMI 2005-A4
240	All	BAYVIEW 2007-B
243	001	MLCC 2005-B
245	001	JPMMT 2005-A4
248	001	PRIME 2005-2
253	001	JPMMT 2005 A-5
256	001	MLMI 2005-SL2
258	001	BSALTA 2005-7
259	001	BART 2005-7
262	001	ARMT 2005-8
263	001	MSM 2005-4
264	001	BSARM 2005-6
267	001	JPMMT 2005-A6
268	001	ARMT 2005-9
269	001	BAYVIEW 2005-C
273	001	MSM 2005-5AR

PHH Investor Number	PHH Category	Deal Name/Agreement Name
276	001	JPMMT 2005-S2
277	001	MLCC 2005-2
280	All	JPMMT 2007-A3
283	001	JPMMT 2005-A7
284	001	BAFC 2005-05
285	001	SAMI II 2005-AR5
287	001	RBSG3-05-A
291	001	ARMT-2005-10
292	001	BSALTA 2005-9
520	001	JPMMT 2006-S2
521	001	JPALT 2006-S3
524	001	JPALT 2006-A3
525	001	JPMMT 2006-S3
526	001	JPALT 2006-A4
529	001	MLMI 2006-A4
530	001	MSM 2006-11
532	001	BSALTA 2006-5
533	All	MLCC 2007-WL2
539	001	MSM 2006-12XS
546	001	DBALT 2006-AB4
548	001	FNMA 2003-18
550	001	WACHOVIA BANK
554	001	JPALT 2006-A2
555	001	GSMPS2004-1
558	001	WACHOVIA
559	001	JPMMT 2006-A3
569	001	JPALT 2006-S2
575	001	NORWEST 998
579	All	DBALT 2007-2
584	001	MLMI 2006-AF1
584	001	MLMI 2006-AF1
585	001	SAM 1999-1
586	All	JPMMT 2007-S3
587	001	WACHOVIA
590	001	JPMMT 2006-A6
591	001	CSMC 2006-8
596	001	MSM 2006-15XS
597	001	JPALT 2006-A6
598	All	Retrade from Chimera
599	001	MLMI 2006-AF2
605	001	BSALTA 2006-03
607	001	MLCC 2006-3
620	001	DBALT 2006-AR5
624	001	PRIME 2006-CL1

PHH Investor Number	PHH Category	Deal Name/Agreement Name
626	001	MLCC 2006-02
628	001	WACHOVIA BANK
630	001	KPAC 1993-1
633	001	SASI 1993-7
638	All	MLCC 2007-WL3 PSA
656	001	JPALT 2006-S4
657	001	GSMPS 2005-RP1
659	001	BAFC 2006-8T2
660	All	PHHAM 2007-3
665	001	BAF 2006-1
673	001	BSALTA 2006-8
674	All	MLCC 2007-3 PSA
678	001	BAYVIEW 2006-D
679	001	BSABS I 2006-SD
683	001	FNGT 2003-W3
688	001	FNMA 2003-W12
689	001	FNTG 2003-W2
696	001	NORTHWES SAS
707	001	FNMA 2003-W15
708	001	FNMA 2003-W18
709	002	2003-0081
720	001	FNMA 2004-1
722	001	FNGT 2002-T19
733	001	FNMA 2003-W19
734	001	FNMA 2003-W14
737	001	JPMMT 2006-A4
739	001	JPMMT 2006-A7
744	001	2003-3
752	001	FNGT 2002-T18
756	001	GSMPS 03-2
757	001	MSM 2006-7
758	001	BSAABS 2002-AC1
760	All	JPALT 2007-A2
761	001	BSART 2002-11
762	001	BSARMT 2003-1
763	001	FNMA 2003-W8
764	001	BSART 2003-04
770	001	WELLS FARGO
771	001	FNMA 2003-W6
777	001	BSARM 2003-5
779	001	APRIL 30-2003
780	All	MANA 2007-A1
781	001	FNMA 2003-63
787	001	FNT 2003-W17

PHH Investor Number	PHH Category	Deal Name/Agreement Name
788	All	MLCC 2007-1
792	All	MSM 2007-1XS
793	All	JPMMT 2007-A4
797	001	FNMA 2002-66
800	001	BSALTA 2006-2
801	001	JPMMT 2006-A2
802	001	JPMMT 2006-S1
806	001	DBALT 2006-AF1
810	All	PHHAM 2007-1
817	All	MSM 2007-6XS
818	All	WACH TO DLJ
822	All	JPMMT 2007-S2
823	All	RBSGC 2007-B
837	001	MLMI 2003 A2
842	001	GECSI
845	001	JPMORGAN
846	All	MLMBS 2007-1
847	002	NORWEST FUNDING
851	All	BSSLT 2007-SV1
853	001	BSALTA 2006-4
854	001	INP1837
855	All	MLCC 2007-2
856	All	MANA 2007-AF1
860	001	BSALTA 2003-2
867	001	Wahovia Portfolio
871	001	WELLS FARGO
878	All	MANA 2007-A2
879	All	DBALT 2007-AB1
883	001	JPALT 2006-A1
885	001	MLCC 2003-B
889	All	MLMBS 2007-3
892	001	MLCC 2006-1
895	001	JPALT 2006-S1
898	001	MLM1 2002-A3
900	001	ML BUSA 2001A
901	All	MLCC 2007-WL1
902	001	MLM 2003-A01
904	All	BAYVIEW 2007-A
910	001	SEQUOIA 7
910	All	GSAA 2007-9
911	001	MALT 2002-1
913	001	SEQUOIA 11
915	001	MLCC 2003-C
916	001	MAL 2002-2

PHH Investor Number	PHH Category	Deal Name/Agreement Name
918	001	MARM 2002-3
921	001	SEQUOIA 10
923	001	MASTR 2002-7
923	003	MASTR 2003-6
923	004	MARM 2003-2
923	005	MASTR 2003-7
923	006	MALT 2003-5
923	008	MAST 2003-8
923	009	MALT 2003-6
923	010	MARM 2003-4
923	011	MAST 2003-9
923	012	MAST 2003-10
923	013	MARM 2003-5
923	014	MAST 2003-11
923	015	MALT 2003-8
923	016	MALT 2003-9
923	017	MASTR 2003-12
923	018	MALT 2004-1
923	019	MARM 2004-1
923	020	MASTR 2004-1
923	021	MASTR 2004-P2
923	022	MALT 2004-2
923	023	MASTR 2004-3
923	024	MALT 2004-3
923	025	MARM 2004-3
923	026	MASTR 2004-4
923	027	MALT 2004-4
923	028	MASTR 2004-5
923	029	MARM 2004-4
923	030	MARM 2004-5
923	031	MALT 2004-5
923	032	MASTR 2004-6
923	033	MALT 2004-6
923	034	MASTR 2004-8
923	035	MALT 2004-7
923	036	MALT 2004-9
923	037	MASTR 2004-9
923	038	MALT 2004-8
923	039	MALT 2004-10
923	040	MARM 2004-10
923	041	MSSTR 2004-1
923	042	MALT 2004-11
923	043	MARM 2004-11
923	044	MASTR 2004-10

PHH Investor Number	PHH Category	Deal Name/Agreement Name
923	045	MALT 2004-12
923	046	MASTR 2004-11
923	047	MARM 2004-15
923	048	MALT 2004-13
923	049	MALT 2005-1
923	050	MARM 2005-1
923	051	MARM 2005-2
923	052	MALT 2005-2
923	053	MALT 2005-3
923	054	MSSTR 2005-1
923	055	MARM 2005-3
923	056	MALT 2005-4
923	057	MASTR 2005-1
923	058	MARM 2005-6
923	059	MALT 2005-5
923	060	MSSTR 2005-2
923	061	MASTR 2005-AB1
924	001	MASTR 2002-8
927	001	TMST 2003-1
927	002	TMST 2003-2
927	003	TMST 2003-4
927	004	TMST 2003-3
927	005	TMST 2003-5
927	006	TMST 2003-6
927	007	TMST 2004-1
927	008	TMST 2004-2
927	009	TMST 2005-3
927	010	THORNBURG 2006-1
927	011	THORNBURG 2006-4
929	001	SEQUOIA 2003-1
929	002	SEQUOIA 2003-2
929	003	SEQUOIA 2003-5
929	004	SEQUOIA 2003-8
930	001	MLMI 2003-A3
960	001	DAL 2006-AB1
961	001	BSALTA 2006-1
962	001	JPMMT 2006-A1
964	001	MSM 2006-2
967	001	GSR 2006-1F
967	002	GSA 2006-7
967	003	GSP 2006-AR2
967	004	GSP 2006-5F
967	005	GSP 2006-8F
967	006	GSA 2006-16

PHH Investor Number	PHH Category	Deal Name/Agreement Name
967	007	GSP 2006-9F
967	008	GSR 2007-AR1
967	009	GSP 2007-3F
967	010	GSR 2007-AR2
969	001	BSALTA 2005-10
971	001	BAFC 2005-08
973	001	GSR 2005-9F
974	001	JPMMT 2005-S3
975	001	JPALT 2005-A2
976	001	MLMI A10
977	001	MLMI A9
978	001	PRIME 2005-5
981	001	BAFC 2005-7
983	001	JPALT 2005-S1
984	001	MALT05-6
984	002	MARM 2005-8
984	003	MAL 2006-1
984	004	MABS 2006-AB1
984	005	MASTR 2006-1
984	006	MARM 2006-2
984	007	MAL 2006-3
988	001	MLMI 2005-A8
989	001	BAFC 2005-6
990	001	MSM 2005-7
992	001	MLCC 05-3
993	001	JPMMT 2005-A8
994	001	LUMINT CAP 05-1
997	001	JPMMT 2005-ALT1
997	004	JPMMT 2005-ALT1
10D	All	JPMMT 2006-A4
10E	All	CSFB 2004-3
11D	All	BSALTA 2006-4
11E	All	BSABS 2004-AC3
12D	All	JPALT 2006-S3
12E	All	MALT 2004-4
13A	All	MASTR 2006-1
13D	All	CSFB 2003-27
13E	All	BSABS 2004-AC4
14D	All	JPMMT 2006-S2
14E	All	MALT 2004-6
15D	All	N/A
15E	All	CSFB 2004-4
16D	All	N/A
16E	All	MALT 2004-7

PHH Investor Number	PHH Category	Deal Name/Agreement Name
17D	All	1057
17E	All	CSFB 2004-5
18D	All	MASTR 2002-7
18E	All	MALT 2004-8
19D	All	Harborview 2006-6
19E	All	BSABS 2004-AC5
20D	All	6401
20E	All	CSFB 2004-6
21D	All	MASTR 2003-11
21E	All	MSSTR 2004-1
22D	All	PRIME 2005-1
22E	All	BSABS 2004-AC6
23D	All	CSMC 2007-7
23E	All	MALT 2004-11
24D	All	N/A
24E	All	CSFB 2004-8
25D	All	BSABS 2006-AC4
25E	All	MASTR 2004-11
26D	All	1994-3
26E	All	MALT 2004-12
27D	All	AHF-1989-1
27E	All	BSABS 2005-AC1
28D	All	AHF-1988-1
29D	All	MALT 2003-8
29E	All	BSALTA 2007-2
60D	All	CSFB 20059
60E	All	MALT 2005-3
61D	All	MASTR 2003-1
61E	All	MSSTR 2005-1
62D	All	MASTR 2003-2
62E	All	CSFB 2005-5
63D	All	N/A
63E	All	GSAA 2007-2
64D	All	MALT 2003-2
64E	All	ARMT 2005-7
65D	All	DMSI 2003-1
65E	All	BSABS 2005-AC5
66D	All	MASTR 2003-3
66E	All	MALT 2005-5
67D	All	BSALTA 2006-5
67E	All	CSFB 2005-8
68D	All	BSABS 2003-AC7
68E	All	CSFB 2005-9
69D	All	MASTR 2003-4

PHH Investor Number	PHH Category	Deal Name/Agreement Name
69E	All	MABS 2005-AB1
70D	All	JPALT 2006-A6
70E	All	MASTR 2005-2
71D	All	CSAB 06-3
71E	All	MSM 2005-6AR
72D	All	MASTR 2003-5
72E	All	MSM 2005-7
73D	All	PRIME 2003-1
73E	All	MSM 2007-7AX
74D	All	MASTR 2003-6
74E	All	CSFB 2005-10
75D	All	MASTR 2003-7
75E	All	MSSTR 2005-2
76D	All	Harborview 2003-2
76E	All	BSABS 2005-AC8
77D	All	MALT 2003-6
77E	All	MSM2005-9AR
78D	All	BSALTA 2006-7
78E	All	CSFB 2005-11
79D	All	N/A
79E	All	MALT 2005-6
80D	All	BSALTA 2006-7
80E	All	MSM 2006-1AR
81D	All	BSABS 2003-AC4
81E	All	MSM 2005-11AR
82C	All	BSALTA 2007-3
82D	All	BSABS 2003-AC5
82E	All	BART 2005-12
83C	All	BSAAT 2007-1
83D	All	CSFB 2003-23
84C	All	DBALT 2007-2
84D	All	MASTR 2003-10
84E	All	MSM 2006-3AR
85C	All	HALO 2007-2
85D	All	BSABS 2003-AC6
86C	All	JPMMT 2006-A6
86D	All	PRIME 2003-2
86E	All	MALT 2005-4
87C	All	BSALTA 2006-6
87D	All	MALT 2003-7
87E	All	BALTA 2005-10
88C	All	BSALTA 2006-2
88D	All	PRIME 2003-3
88E	All	CSFB 2005-12

PHH Investor Number	PHH Category	Deal Name/Agreement Name
89C	All	DBALT 2003-3
89D	All	MALT 2003-9
89E	All	BSALTA 2006-1
90D	All	MASTR 2003-12
90E	All	BSABS 2006-AC1
91C	All	N/A
91D	All	MASTR 2004-1
91E	All	N/A
92C	All	4073
92D	All	MASTR 2004-P2
92E	All	N/A
93C	All	N/A
93D	All	MALT 2004-3
94C	All	MSM 2006-5AR
94D	All	MASTR 2004-3
95C	All	MALT 2004-13
95D	All	BSABS 2004-AC1
96C	All	N/A
96D	All	BSALTA 2007-1
97C	All	4073
97D	All	BSALTA 2004-3
98C	All	Harborview 2006-2
98D	All	BSABS 2004-AC2
99C	All	BSALTA 2006-3
99D	All	BSALTA 2004-4
G37	All	PHHMC 2008-CIM1
G44	All	ROOSEVELT NAV TST 08-1
G45	All	ROOSEVELT NAV TST 08-2
G46	All	ROOSEVELT NAV TST 08-3
G56	All	PHHMC 2008-CIM2
G59	All	Act/Act FNMA Portfolio
G68	All	Portfolio from Wachovia merger
G69	All	Portfolio from Wachovia merger
G90	001	SEMT 2011-1
G90	003	SEMT 2011-2
H51		Sequoia HELOC Trust 2004-1
H52		MSDWCC HELOC Trust 2003-1
H54		MSDWCC HELOC Trust 2005-1
H55		MSCC HELOC Trust 2007-1
H56		MSDWCC HELOC Trust 2003-2
P38		Portfolio acquired
R11		Wachovia portfolio
R49		GE Capital Mtg portfolio
R51		Wells Fargo portfolio from CUNA

PHH Investor Number	PHH Category	Deal Name/Agreement Name
R54		MAST2004-6
R56		MAST2004-10
R57		MAST2004-11
R60		MALT2005-3
R62		MSSTR2005-01
R64		MASTR2005-01
R71		MASTER 2005-2
R87		SEMT 2012-1
R97		SEMT 2012-2
R98		CSMC 2012-CIM1
S20		RMAC 2001-D
S21		Roosevelt 2012-1
S22		Roosevelt 2012-2
S23		CSMC Trust 2012-CIM2
S24		SEMT 2012-3
S40		SEMT 2012-4
S42		SEMT 2012-5
S47		SEMT 2012-6
S48		CSMC Trust 2012-CIM3
S52		SEMT 2013-1
S53		2012-JV1
S54		SEMT 2013-2
S58		CSMC 2013-TH1
S60		CCMC 2013-IVR1
S62		Delta Community CU
S65		CSMC 2013-IVR2
S66		JPMMT 2013-3
S67		SEMT 2013-7
S68		CSMC 2013-IVR3
S74		CSMC 2013-IVR4
S76		CSMC 2013-6
S77		BAFC AGATE BAY 2013-1
S79		CSMC 2013-7
S85		CSMC 2013-IVR5
93E		Agent # 509

SCHEDULE 2

It was recently discovered that the Servicer’s mortgage servicing platform used funds held for future distribution to reimburse itself for historical principal and interest advances (i.e., pool-level reimbursement) even when the Agreement(s) did not contemplate such a use of funds. Consistent with pool-level reimbursement, such funds were replaced by the Servicer for remittance in connection with the applicable collection period. At no point in time did the trust fund under the Agreement(s) ever fail to receive a complete and correct remittance when due. Since discovery, the Servicer has had discussions with its platform vendors about revising the functionality of the platform and has been testing solutions. The Servicer hopes to have the situation resolved by the end of the second calendar quarter in 2014, subject to vendor implementation processes.

In addition, we refer you to the exceptions described in our annual Report of Assessment of Compliance with Regulation AB Servicing Criteria and in our annual compliance with minimum servicing standards set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers.